SunTrust Robinson Humphrey

A Division of SunTrust Capital Markets, Inc.

April 23, 2007

Mr. Christopher J. Floyd
Chief Financial Officer
AcXess Inc.
3998 FAU Blvd.
Bldg. 1-210
Boca Raton, FL 33431

Dear C.J.:

I hereby resign from the Board of Directors of AcXess Inc. (formerly Innovative Software Technologies, Inc.) effective April 23, 2007.

Sincerely,

Roderick A. Dowling
Chairman

RAD:vsm

SunTrust Robinson Humphrey Capital Markets 3333 Peachtree Road, NE Atlanta, GA 30326 www.SunTrustRH.com ph: 404.926.5000
Member New York Stock Exchange, Inc.